                    CONSENT OF INDEPENDENT ACCOUNTANTS



        We hereby consent to the incorporation by reference in the Prospectuses
constituting part of the Registration   Statements on Form S-8(Numbers 33-48534,
33-48535, 33-46900, 33-28441, 33-22743, 2-66018, 2-88448 and 33-10554) and
Form S-3(Numbers 2-83427 and 33-51656) of Paramount Communications Inc. of our report dated June 3, 1994 appearing on Page F-2 of this form 10-K.


PRICE WATERHOUSE


New York, New York
June 24, 1994

                                  EXHIBIT (24)

                        PARAMOUNT COMMUNICATIONS INC.
             POWER OF ATTORNEY TO SIGN ANNUAL REPORT ON FORM 10-K



KNOW ALL MEN BY THESE PRESENTS, that the undersigned in his capacity as set forth below, hereby constitutes and appoints Frank J. Biondi, Jr. and Philippe
P. Dauman and each of them severally, his true and lawful attorneys and agents with power to act with or without the other to execute the Annual Report on Form 10-K of Paramount Communications Inc. for the eleven months ended March 31, 1994 and any amendments thereto.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 17th day of June, 1994.



/s/ FRANK J. BIONDI, JR.              Director
- - -------------------------------------

                        PARAMOUNT COMMUNICATIONS INC.
             POWER OF ATTORNEY TO SIGN ANNUAL REPORT ON FORM 10-K



KNOW ALL MEN BY THESE PRESENTS, that the undersigned in his capacity as set forth below, hereby constitutes and appoints Frank J. Biondi, Jr. and Philippe
P. Dauman and each of them severally, his true and lawful attorneys and agents with power to act with or without the other to execute the Annual Report on Form 10-K of Paramount Communications Inc. for the eleven months ended March 31, 1994 and any amendments thereto.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 17th day of June, 1994.



/s/ GEORGE S. ABRAMS                   Director
- - --------------------------------------

                        PARAMOUNT COMMUNICATIONS INC.
             POWER OF ATTORNEY TO SIGN ANNUAL REPORT ON FORM 10-K



KNOW ALL MEN BY THESE PRESENTS, that the undersigned in his capacity as set forth below, hereby constitutes and appoints Frank J. Biondi, Jr. and Philippe
P. Dauman and each of them severally, his true and lawful attorneys and agents with power to act with or without the other to execute the Annual Report on Form 10-K of Paramount Communications Inc. for the eleven months ended March 31, 1994 and any amendments thereto.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 17th day of June, 1994.



/s/ PHILIPPE P. DAUMAN                Director
- - -------------------------------------

                        PARAMOUNT COMMUNICATIONS INC.
             POWER OF ATTORNEY TO SIGN ANNUAL REPORT ON FORM 10-K



KNOW ALL MEN BY THESE PRESENTS, that the undersigned in his capacity as set forth below, hereby constitutes and appoints Frank J. Biondi, Jr. and Philippe
P. Dauman and each of them severally, his true and lawful attorneys and agents with power to act with or without the other to execute the Annual Report on Form 10-K of Paramount Communications Inc. for the eleven months ended March 31, 1994 and any amendments thereto.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 17th day of June, 1994.



/s/ MARTIN S. DAVIS                   Director
- - -------------------------------------

                        PARAMOUNT COMMUNICATIONS INC.
             POWER OF ATTORNEY TO SIGN ANNUAL REPORT ON FORM 10-K



KNOW ALL MEN BY THESE PRESENTS, that the undersigned in his capacity as set forth below, hereby constitutes and appoints Frank J. Biondi, Jr. and Philippe
P. Dauman and each of them severally, his true and lawful attorneys and agents with power to act with or without the other to execute the Annual Report on Form 10-K of Paramount Communications Inc. for the eleven months ended March 31, 1994 and any amendments thereto.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 17th day of June, 1994.



/s/ WILLIAM C. FERGUSON               Director
- - -------------------------------------

                        PARAMOUNT COMMUNICATIONS INC.
             POWER OF ATTORNEY TO SIGN ANNUAL REPORT ON FORM 10-K



KNOW ALL MEN BY THESE PRESENTS, that the undersigned in his capacity as set forth below, hereby constitutes and appoints Frank J. Biondi, Jr. and Philippe
P. Dauman and each of them severally, his true and lawful attorneys and agents with power to act with or without the other to execute the Annual Report on Form 10-K of Paramount Communications Inc. for the eleven months ended March 31, 1994 and any amendments thereto.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 17th day of June, 1994.



/s/ IRVING R. FISCHER                 Director
- - -------------------------------------

                        PARAMOUNT COMMUNICATIONS INC.
             POWER OF ATTORNEY TO SIGN ANNUAL REPORT ON FORM 10-K



KNOW ALL MEN BY THESE PRESENTS, that the undersigned in his capacity as set forth below, hereby constitutes and appoints Frank J. Biondi, Jr. and Philippe
P. Dauman and each of them severally, his true and lawful attorneys and agents with power to act with or without the other to execute the Annual Report on Form 10-K of Paramount Communications Inc. for the eleven months ended March 31, 1994 and any amendments thereto.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 17th day of June, 1994.



/s/ H. WAYNE HUIZENGA                 Director
- - -------------------------------------

                        PARAMOUNT COMMUNICATIONS INC.
             POWER OF ATTORNEY TO SIGN ANNUAL REPORT ON FORM 10-K



KNOW ALL MEN BY THESE PRESENTS, that the undersigned in his capacity as set forth below, hereby constitutes and appoints Frank J. Biondi, Jr. and Philippe
P. Dauman and each of them severally, his true and lawful attorneys and agents with power to act with or without the other to execute the Annual Report on Form 10-K of Paramount Communications Inc. for the eleven months ended March 31, 1994 and any amendments thereto.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 20th day of June, 1994.



/s/ KEN MILLER                        Director
- - -------------------------------------

                        PARAMOUNT COMMUNICATIONS INC.
             POWER OF ATTORNEY TO SIGN ANNUAL REPORT ON FORM 10-K



KNOW ALL MEN BY THESE PRESENTS, that the undersigned in his capacity as set forth below, hereby constitutes and appoints Frank J. Biondi, Jr. and Philippe
P. Dauman and each of them severally, his true and lawful attorneys and agents with power to act with or without the other to execute the Annual Report on Form 10-K of Paramount Communications Inc. for the eleven months ended March 31, 1994 and any amendments thereto.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 17th day of June, 1994.



/s/ DONALD ORESMAN                    Director
- - -------------------------------------

                        PARAMOUNT COMMUNICATIONS INC.
             POWER OF ATTORNEY TO SIGN ANNUAL REPORT ON FORM 10-K



KNOW ALL MEN BY THESE PRESENTS, that the undersigned in his capacity as set forth below, hereby constitutes and appoints Frank J. Biondi, Jr. and Philippe
P. Dauman and each of them severally, his true and lawful attorneys and agents with power to act with or without the other to execute the Annual Report on Form 10-K of Paramount Communications Inc. for the eleven months ended March 31, 1994 and any amendments thereto.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 18th day of June, 1994.



/s/ JAMES A. PATTISON                 Director
- - -------------------------------------

                        PARAMOUNT COMMUNICATIONS INC.
             POWER OF ATTORNEY TO SIGN ANNUAL REPORT ON FORM 10-K



KNOW ALL MEN BY THESE PRESENTS, that the undersigned in his capacity as set forth below, hereby constitutes and appoints Frank J. Biondi, Jr. and Philippe
P. Dauman and each of them severally, his true and lawful attorneys and agents with power to act with or without the other to execute the Annual Report on Form 10-K of Paramount Communications Inc. for the eleven months ended March 31, 1994 and any amendments thereto.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 17th day of June, 1994.



/s/ BRENT D. REDSTONE                  Director
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
                        PARAMOUNT COMMUNICATIONS INC.
             POWER OF ATTORNEY TO SIGN ANNUAL REPORT ON FORM 10-K



KNOW ALL MEN BY THESE PRESENTS, that the undersigned in his capacity as set forth below, hereby constitutes and appoints Frank J. Biondi, Jr. and Philippe
P. Dauman and each of them severally, his true and lawful attorneys and agents with power to act with or without the other to execute the Annual Report on Form 10-K of Paramount Communications Inc. for the eleven months ended March 31, 1994 and any amendments thereto.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 17th day of June, 1994.



/s/ SUMNER M. REDSTONE                Director
- - -------------------------------------

                        PARAMOUNT COMMUNICATIONS INC.
             POWER OF ATTORNEY TO SIGN ANNUAL REPORT ON FORM 10-K



KNOW ALL MEN BY THESE PRESENTS, that the undersigned in his capacity as set forth below, hereby constitutes and appoints Frank J. Biondi, Jr. and Philippe
P. Dauman and each of them severally, his true and lawful attorneys and agents with power to act with or without the other to execute the Annual Report on Form 10-K of Paramount Communications Inc. for the eleven months ended March 31, 1994 and any amendments thereto.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 17th day of June, 1994.



/s/ FREDERIC V. SALERNO                Director
- - -------------------------------------

                        PARAMOUNT COMMUNICATIONS INC.
             POWER OF ATTORNEY TO SIGN ANNUAL REPORT ON FORM 10-K



KNOW ALL MEN BY THESE PRESENTS, that the undersigned in his capacity as set forth below, hereby constitutes and appoints Frank J. Biondi, Jr. and Philippe
P. Dauman and each of them severally, his true and lawful attorneys and agents with power to act with or without the other to execute the Annual Report on Form 10-K of Paramount Communications Inc. for the eleven months ended March 31, 1994 and any amendments thereto.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 17th day of June, 1994.



/s/ WILLIAM SCHWARTZ                  Director
- - -------------------------------------